                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                              September 22, 1998

                      ROBERTS PHARMACEUTICAL CORPORTATION
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            (exact name of registrant as specified in its charter)

     New Jersey                 1-1-432                   22-2429994
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(State or other            (Commission                (IRS Employer
jurisdiction of            File Number)               Identification
incorporation)                                        Number)


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  732-389-1182




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         (Former name or former address, if changed from last report)


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                                     - 2 -

        Item 5.  Other Events
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                 Roberts Pharmaceutical Corporation announced today that its founder and Executive Chairman, Dr. Robert A. Vukovich, has elected to retire from active employment with the Company. He will continue to serve as Chairman of the Company's Board of Directors and as a consultant for drug development and strategic planning. John T. Spitznagel, who was appointed to succeed Dr. Vukovich in September 1997 will continue to manage the Company as President and Chief Executive Officer.

                 Dr. Vukovich said, "Having established the right management team to lead the Company, now is the appropriate time for me to pursue other business and personal interests. I have full confidence that John and his team will continue to build upon the foundation that I established over 15 years ago."

                 Dr. Vukovich has almost thirty years of drug development experience in the pharmaceutical industry. Before founding Roberts over 15 years ago, Dr. Vukovich developed more than 40 new drug therapies for Warner Lambert, Bristol Myers Squibb, and the Revlon Health Care Group. He is the author of over 140 scientific publications and has received many awards and honors during his career. These include: "Entrepreneur of the Year" for biotechnology, "Man of the Year" awards from the Crohns and Colitis Foundation and Cancer Care NJ, and the Mass Mutual Blue Chip Enterprise Award. In addition, he serves on the Board of Trustees of Allegheny College and the Entrepreneur of the Year Institute, among other Board positions.

                 With today's announcement, Roberts' Board of Directors will consist of six non-employee members and three corporate officers.

                                  SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                   (Registrant)




Date: September 23, 1998                By: /s/ Anthony A. Rascio
                                            ---------------------------
                                            Anthony A. Rascio
                                            Vice President

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                                     - 3 -

FORWARD LOOKING STATEMENTS

    Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.